OTHER INCOME, NET	6 Months Ended
Jun. 30, 2026
Other Nonoperating Income (Expense) [Abstract]
OTHER INCOME, NET

NOTE 20 – OTHER INCOME, NET

The following table shows the details of net other income (expenses) for the six-month periods ended June 30, 2026 and 2025:

	2026	2025
Government grant	$49,468	$87,823
Exchange (losses) gains	(46,114)	30,641
Sample reimbursement	44,609	-
Miscellaneous income	13,569	60,403
Miscellaneous expenses	(8,879)	(5,795)
Total other income (expenses), net	$52,653	$173,072